UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2007

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19410	22-2536587
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA		01752
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 30, 2007, Sepracor Inc. (“Sepracor”) announced its financial results for the quarter ended September 30, 2007.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

On October 30, 2007, Sepracor announced that it recently completed an evaluation of the structure, size and allocation of its direct sales force and, as a result, has decided to reduce its sales force by approximately 300 positions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, including statements with respect to Sepracor’s intention to reduce its sales force by approximately 300 positions.  Among the factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: Sepracor’s ability to successfully implement its strategy to reduce operating expenses;  and certain other factors that may affect future operating results are detailed in the company’s quarterly report on Form 10-Q for the quarter ended June 30, 2007 filed with the Securities and Exchange Commission and other reports filed with the SEC.

In addition, the statements in this Current Report on Form 8-K represent Sepracor’s expectations and beliefs as of the date of this report. Sepracor anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Sepracor may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Sepracor’s expectations or beliefs as of any date subsequent to the date of this report.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1                           Press Release dated October 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: October 30, 2007	By:	/s/ Andrew I. Koven
Name: Andrew I. Koven
Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated October 30, 2007